UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2008
E ENERGY ADAMS, LLC
(Exact name of small business issuer as specified in its charter)

Nebraska	000-52426	20-2627531
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)
13238 East Aspen Road, Adams, Nebraska 68301
(Address of principal executive offices)
(402) 988-4655
(Issuer’s telephone number)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principle Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     On March 10, 2008, Nicholas E. Stovall gave notice of his resignation as Chief Financial Officer of E Energy Adams, LLC (“E Energy Adams”), effective as of June 6, 2008. Carl D. Sitzmann, our Chief Executive Officer, accepted Mr. Stovall’s resignation on behalf of E Energy Adams on March 10, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E ENERGY ADAMS, LLC

March 11, 2008	/s/ Carl D. Sitzmann

Date	Carl D. Sitzmann, Chief Executive Officer